EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
June 30, 2025

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2024 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other matters set forth under Item 1A “Risk Factors”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025 and of the Company’s latest Quarterly Reports on Form 10-Q, as well as the other factors set forth in the Company’s other documents on file with the SEC, and management’s response to any of the aforementioned factors.
All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. The Company's forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2025	2024	Change	2025	2024	Change
Underwriting results:
Gross premiums written	$6,196	$5,382	15.1%	$12,659	$11,315	11.9%
Net premiums written	4,348	3,781	15.0%	8,863	7,866	12.7%
Net premiums earned	4,337	3,565	21.7%	8,525	6,987	22.0%
Underwriting income (loss) (1)	818	762	7.3%	1,235	1,498	(17.6)%

Loss ratio	53.1%	51.2%	1.9	57.4%	50.9%	6.5
Acquisition expense ratio	19.0%	17.8%	1.2	18.6%	17.7%	0.9
Other operating expense ratio (2)	9.1%	9.7%	(0.6)	9.5%	10.1%	(0.6)
Combined ratio	81.2%	78.7%	2.5	85.5%	78.7%	6.8

Pre-tax net investment income	$405	$364	11.3%	$783	$691	13.3%
Per diluted share	$1.07	$0.95	12.6%	$2.06	$1.81	13.8%

Net income available to Arch common shareholders	$1,227	$1,259	(2.5)%	$1,791	$2,369	(24.4)%
Per diluted share	$3.23	$3.30	(2.1)%	$4.70	$6.22	(24.4)%

After-tax operating income available to Arch common shareholders (1)	$979	$981	(0.2)%	$1,566	$1,914	(18.2)%
Per diluted share	$2.58	$2.57	0.4%	$4.11	$5.02	(18.1)%

Comprehensive income (loss) available to Arch	$1,597	$1,280	24.8%	$2,483	$2,255	10.1%

Net cash provided by operating activities	$1,124	$1,518	(26.0)%	$2,582	$3,082	(16.2)%

Weighted average common shares and common share equivalents outstanding — diluted	379.9	381.6	(0.4)%	380.8	380.9	—%

Financial measures:
Change in book value per common share during period	7.3%	6.9%	0.4	11.4%	12.4%	(1.0)

Annualized net income return on average common equity	22.9%	26.3%	(3.4)	17.0%	25.4%	(8.4)
Annualized operating return on average common equity (1)	18.2%	20.5%	(2.3)	14.8%	20.5%	(5.7)

Total return on investments (3)	3.09%	1.33%	176 bps	5.17%	2.14%	303 bps

(1)See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)Total return on investments includes investment income, equity in net income of investments accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Revenues
Net premiums earned	$4,337	$4,188	$4,143	$3,970	$3,565	$8,525	$6,987
Net investment income	405	378	405	399	364	783	691
Net realized gains (losses)	229	3	(161)	169	122	232	189
Other underwriting income (1)	62	53	6	5	3	115	15
Equity in net income of investments accounted for using the equity method	162	53	143	171	167	215	266
Other income (loss)	18	(2)	12	8	8	16	22
Total revenues	5,213	4,673	4,548	4,722	4,229	9,886	8,170

Expenses
Losses and loss adjustment expenses	(2,303)	(2,587)	(2,384)	(2,403)	(1,827)	(4,890)	(3,555)
Acquisition expenses	(824)	(764)	(730)	(681)	(633)	(1,588)	(1,240)
Other operating expenses	(454)	(473)	(410)	(353)	(346)	(927)	(709)
Corporate expenses	(47)	(60)	(57)	(49)	(41)	(107)	(94)
Amortization of intangible assets	(48)	(49)	(99)	(88)	(27)	(97)	(48)
Interest expense	(38)	(35)	(37)	(35)	(35)	(73)	(69)
Net foreign exchange gains (losses)	(88)	(27)	106	(63)	1	(115)	32
Total expenses	(3,802)	(3,995)	(3,611)	(3,672)	(2,908)	(7,797)	(5,683)

Income (loss) before income taxes and income (loss) from operating affiliates	1,411	678	937	1,050	1,321	2,089	2,487
Income tax (expense) benefit	(214)	(121)	(66)	(98)	(97)	(335)	(198)
Income (loss) from operating affiliates	40	17	64	36	45	57	100
Net income (loss) attributable to Arch	1,237	574	935	988	1,269	1,811	2,389
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Net income (loss) available to Arch common shareholders	$1,227	$564	$925	$978	$1,259	$1,791	$2,369

Comprehensive income (loss) available to Arch	$1,597	$886	$415	$1,598	$1,280	$2,483	$2,255

Net income (loss) per common share and common share equivalent
Basic	$3.30	$1.51	$2.48	$2.62	$3.38	$4.81	$6.37
Diluted	$3.23	$1.48	$2.42	$2.56	$3.30	$4.70	$6.22

Weighted average common shares and common share equivalents outstanding
Basic	372.2	372.9	373.3	373.2	372.7	372.6	371.8
Diluted	379.9	381.9	382.8	382.3	381.6	380.8	380.9

(1)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Assets
Investments:
Fixed maturities available for sale, at fair value	$30,332	$28,798	$27,035	$28,434	$25,202
Short-term investments available for sale, at fair value	2,788	2,477	2,784	3,341	2,297
Equity securities, at fair value	1,715	1,618	1,675	1,623	1,397
Other investments	2,892	2,888	3,066	3,261	3,206
Investments accounted for using the equity method	6,566	6,340	5,980	5,244	4,983
Total investments	44,293	42,121	40,540	41,903	37,085
Cash	983	1,187	979	1,025	1,020
Accrued investment income	329	267	298	292	287
Investment in operating affiliates	1,356	1,305	1,240	1,236	1,143
Premiums receivable	7,067	6,607	5,634	6,364	6,268
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	9,044	8,969	8,260	7,948	7,473
Contractholder receivables	2,280	2,212	2,161	2,078	2,016
Ceded unearned premiums	3,229	2,895	2,428	2,935	2,981
Deferred acquisition costs	1,814	1,785	1,734	1,744	1,635
Receivable for securities sold	390	324	50	790	116
Goodwill and intangible assets	1,319	1,308	1,351	1,486	725
Other assets	6,684	6,196	6,231	5,855	4,716
Total assets	$78,788	$75,176	$70,906	$73,656	$65,465

Liabilities
Reserve for losses and loss adjustment expenses	$32,089	$30,946	$29,369	$28,679	$24,466
Unearned premiums	11,625	11,090	10,218	11,238	10,452
Reinsurance balances payable	2,841	2,661	2,137	2,586	2,591
Contractholder payables	2,286	2,218	2,165	2,082	2,020
Collateral held for insured obligations	225	245	249	268	263
Senior notes	2,728	2,728	2,728	2,727	2,727
Payable for securities purchased	728	578	181	967	410
Other liabilities	3,225	3,165	3,039	2,835	1,871
Total liabilities	55,747	53,631	50,086	51,382	44,800

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,660	2,588	2,510	2,465	2,443
Retained earnings	24,477	23,250	22,686	23,642	22,664
Accumulated other comprehensive income (loss), net of deferred income tax	(48)	(408)	(720)	(200)	(810)
Common shares held in treasury, at cost	(4,879)	(4,716)	(4,487)	(4,464)	(4,463)
Total shareholders’ equity	23,041	21,545	20,820	22,274	20,665
Total liabilities and shareholders’ equity	$78,788	$75,176	$70,906	$73,656	$65,465

Common shares and common share equivalents outstanding, net of treasury shares	375.4	375.6	376.4	376.2	376.0
Book value per common share (1)	$59.17	$55.15	$53.11	$57.00	$52.75
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,588	2,510	2,465	2,443	2,401	2,510	2,327
Amortization of share-based compensation	25	74	33	16	16	99	84
All other	47	4	12	6	26	51	32
Balance at end of period	2,660	2,588	2,510	2,465	2,443	2,660	2,443

Retained earnings
Balance at beginning of period	23,250	22,686	23,642	22,664	21,405	22,686	20,295
Net income	1,237	574	935	988	1,269	1,811	2,389
Common share dividends	—	—	(1,881)	—	—	—	—
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Balance at end of period	24,477	23,250	22,686	23,642	22,664	24,477	22,664

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(408)	(720)	(200)	(810)	(821)	(720)	(676)
Change in unrealized appreciation (decline) in value of available-for-sale investments	296	286	(442)	585	27	582	(85)
Change in foreign currency translation adjustments	64	26	(78)	25	(16)	90	(49)
Balance at end of period	(48)	(408)	(720)	(200)	(810)	(48)	(810)

Common shares held in treasury, at cost
Balance at beginning of period	(4,716)	(4,487)	(4,464)	(4,463)	(4,461)	(4,487)	(4,424)
Shares repurchased for treasury	(163)	(229)	(23)	(1)	(2)	(392)	(39)
Balance at end of period	(4,879)	(4,716)	(4,487)	(4,464)	(4,463)	(4,879)	(4,463)

Total shareholders’ equity	$23,041	$21,545	$20,820	$22,274	$20,665	$23,041	$20,665

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Operating Activities
Net income (loss)	$1,237	$574	$935	$988	$1,269	$1,811	$2,389
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(225)	(6)	176	(165)	(144)	(231)	(196)
Equity in net (income) of investments accounted for using the equity method and other income or loss	(95)	(12)	(152)	(162)	(62)	(107)	(174)
Amortization of intangible assets	48	49	99	88	27	97	48
Share-based compensation	25	74	33	16	16	99	84
Changes in:
Reserve for losses and loss adjustment expenses, net	560	826	832	1,078	709	1,386	1,369
Unearned premiums, net	11	327	(324)	77	216	338	879
Premiums receivable	(352)	(942)	686	178	(523)	(1,294)	(1,682)
Deferred acquisition costs	33	(14)	(46)	(86)	2	19	(80)
Reinsurance balances payable	159	504	(410)	(27)	95	663	616
Deferred income tax assets, net	80	29	(96)	16	21	109	45
Other items, net	(357)	49	(160)	17	(108)	(308)	(216)
Net cash provided by operating activities	1,124	1,458	1,573	2,018	1,518	2,582	3,082
Investing Activities
Purchases of fixed maturity investments	(8,150)	(9,418)	(9,731)	(7,436)	(5,798)	(17,568)	(14,123)
Purchases of equity securities	(179)	(808)	(491)	(278)	(145)	(987)	(654)
Purchases of other investments	(535)	(697)	(1,587)	(529)	(875)	(1,232)	(1,369)
Proceeds from sales of fixed maturity investments	6,522	7,301	9,798	5,227	3,691	13,823	11,220
Proceeds from sales of equity securities	223	820	428	126	482	1,043	547
Proceeds from sales, redemptions and maturities of other investments	431	660	834	405	503	1,091	619
Proceeds from redemptions and maturities of fixed maturity investments	568	758	766	392	515	1,326	878
Net settlements of derivative instruments	147	93	(132)	115	7	240	12
Net (purchases) sales of short-term investments	(242)	294	549	(793)	65	52	(25)
Acquisitions, net of cash	—	—	—	852	—	—	—
Purchases of fixed assets	(12)	(9)	(13)	(12)	(11)	(21)	(26)
Other	(1)	(2)	(1)	(32)	57	(3)	3
Net cash provided by (used for) investing activities	(1,228)	(1,008)	420	(1,963)	(1,509)	(2,236)	(2,918)
Financing Activities
Purchases of common shares under share repurchase program	(163)	(196)	(24)	—	—	(359)	—
Proceeds from common shares issued, net	47	(28)	9	6	24	19	(8)
Common dividends paid	(2)	(5)	(1,866)	—	—	(7)	—
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Other	—	(2)	1	(3)	—	(2)	—
Net cash provided by (used for) financing activities	(128)	(241)	(1,890)	(7)	14	(369)	(28)
Effects of exchange rate changes on foreign currency cash and restricted cash	55	16	(55)	37	4	71	(7)
Increase (decrease) in cash and restricted cash	(177)	225	48	85	27	48	129
Cash and restricted cash, beginning of period	1,985	1,760	1,712	1,627	1,600	1,760	1,498
Cash and restricted cash, end of period	$1,808	$1,985	$1,760	$1,712	$1,627	$1,808	$1,627
Income taxes paid (received)	$131	$18	$157	$76	$151	$149	$145
Interest paid	$64	$—	$64	$—	$63	$64	$63

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer and the Chief Financial Officer and Treasurer. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The Company’s insurance segment primarily consists of commercial insurance lines of business, with a focus on specialty insurance products. These products are mainly offered in North America, Bermuda, the United Kingdom, continental Europe and Australia. Products offered in North America include: commercial automobile; commercial multi‐peril; other liability—claims made, which includes financial and professional lines; other liability—occurrence, which includes admitted and excess and surplus casualty lines; property and short-tail specialty; workers compensation; and other. Products offered across the Company’s International units include: property and short-tail specialty; and casualty and other.
Reinsurance Segment
The Company’s reinsurance segment offers reinsurance products on a worldwide basis. Lines of business include: casualty; marine and aviation; specialty; property catastrophe; property excluding property catastrophe; and other.
Mortgage Segment
The Company’s mortgage segment consists of U.S. primary mortgage insurance business written predominantly on loans sold to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), each a government sponsored entity (“GSE”) and also through non GSE approved entities (combined “Arch MI U.S.”); reinsurance and underwriting services related to U.S. credit-risk transfer (“CRT”) business which are predominately with the GSEs and other U.S. mortgage reinsurance transactions; and international mortgage insurance and reinsurance business covering loans primarily in Australia and Europe.
The Company’s results also include net investment income, net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	June 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,681	$3,196	$323	$6,196
Premiums ceded (1)	(645)	(1,137)	(70)	(1,848)
Net premiums written	2,036	2,059	253	4,348
Change in unearned premiums	(67)	28	28	(11)
Net premiums earned	1,969	2,087	281	4,337
Other underwriting income (2)	13	46	3	62
Losses and loss adjustment expenses	(1,178)	(1,128)	3	(2,303)
Acquisition expenses	(387)	(436)	(1)	(824)
Other operating expenses	(288)	(118)	(48)	(454)
Underwriting income (loss)	$129	$451	$238	818

Net investment income				405
Net realized gains (losses)				229
Equity in net income of investments accounted for using the equity method				162
Other income (loss)				18
Corporate expenses (3)				(29)
Transaction costs and other (3)				(18)
Amortization of intangible assets				(48)
Interest expense				(38)
Net foreign exchange gains (losses)				(88)
Income (loss) before income taxes and income (loss) from operating affiliates				1,411
Income tax (expense) benefit				(214)
Income (loss) from operating affiliates				40
Net income (loss) available to Arch				1,237
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,227

Underwriting Ratios
Loss ratio	59.8%	54.1%	(1.2)%	53.1%
Acquisition expense ratio	19.6%	20.9%	0.4%	19.0%
Other operating expense ratio (4)	14.0%	3.5%	16.0%	9.1%
Combined ratio	93.4%	78.5%	15.2%	81.2%

Net premiums written to gross premiums written	75.9%	64.4%	78.3%	70.2%

Total investable assets				$44,938
Total assets				78,788
Total liabilities				55,747

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	June 30, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,102	$2,941	$340	$5,382
Premiums ceded (1)	(544)	(994)	(64)	(1,601)
Net premiums written	1,558	1,947	276	3,781
Change in unearned premiums	(80)	(167)	31	(216)
Net premiums earned	1,478	1,780	307	3,565
Other underwriting income	—	1	2	3
Losses and loss adjustment expenses	(848)	(1,006)	27	(1,827)
Acquisition expenses	(288)	(345)	—	(633)
Other operating expenses	(233)	(64)	(49)	(346)
Underwriting income (loss)	$109	$366	$287	762

Net investment income				364
Net realized gains (losses)				122
Equity in net income of investments accounted for using the equity method				167
Other income (loss)				8
Corporate expenses (2)				(23)
Transaction costs and other (2)				(18)
Amortization of intangible assets				(27)
Interest expense				(35)
Net foreign exchange gains (losses)				1
Income (loss) before income taxes and income (loss) from operating affiliates				1,321
Income tax (expense) benefit				(97)
Income (loss) from operating affiliates				45
Net income (loss) available to Arch				1,269
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,259

Underwriting Ratios
Loss ratio	57.3%	56.5%	(8.6)%	51.2%
Acquisition expense ratio	19.5%	19.4%	0.1%	17.8%
Other operating expense ratio	15.8%	3.6%	15.9%	9.7%
Combined ratio	92.6%	79.5%	7.4%	78.7%

Net premiums written to gross premiums written	74.1%	66.2%	81.2%	70.3%

Total investable assets				$37,811
Total assets				65,465
Total liabilities				44,800
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘Corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Six Months Ended
	June 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$5,326	$6,690	$649	$12,659
Premiums ceded (1)	(1,357)	(2,315)	(130)	(3,796)
Net premiums written	3,969	4,375	519	8,863
Change in unearned premiums	(140)	(260)	62	(338)
Net premiums earned	3,829	4,115	581	8,525
Other underwriting income (2)	16	85	14	115
Losses and loss adjustment expenses	(2,406)	(2,484)	—	(4,890)
Acquisition expenses	(730)	(853)	(5)	(1,588)
Other operating expenses	(582)	(245)	(100)	(927)
Underwriting income (loss)	$127	$618	$490	1,235

Net investment income				783
Net realized gains (losses)				232
Equity in net income of investments accounted for using the equity method				215
Other income (loss)				16
Corporate expenses (3)				(79)
Transaction costs and other (3)				(28)
Amortization of intangible assets				(97)
Interest expense				(73)
Net foreign exchange gains (losses)				(115)
Income (loss) before income taxes and income (loss) from operating affiliates				2,089
Income tax (expense) benefit				(335)
Income (loss) from operating affiliates				57
Net income (loss) available to Arch				1,811
Preferred dividends				(20)
Net income (loss) available to Arch common shareholders				$1,791

Underwriting Ratios
Loss ratio	62.8%	60.4%	—%	57.4%
Acquisition expense ratio	19.1%	20.7%	0.9%	18.6%
Other operating expense ratio (4)	14.8%	3.9%	14.9%	9.5%
Combined ratio	96.7%	85.0%	15.8%	85.5%

Net premiums written to gross premiums written	74.5%	65.4%	80.0%	70.0%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Six Months Ended
	June 30, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$4,228	$6,408	$681	$11,315
Premiums ceded (1)	(1,128)	(2,195)	(128)	(3,449)
Net premiums written	3,100	4,213	553	7,866
Change in unearned premiums	(171)	(767)	59	(879)
Net premiums earned	2,929	3,446	612	6,987
Other underwriting income	—	3	12	15
Losses and loss adjustment expenses	(1,702)	(1,889)	36	(3,555)
Acquisition expenses	(564)	(676)	—	(1,240)
Other operating expenses	(468)	(139)	(102)	(709)
Underwriting income (loss)	$195	$745	$558	1,498

Net investment income				691
Net realized gains (losses)				189
Equity in net income of investments accounted for using the equity method				266
Other income (loss)				22
Corporate expenses (2)				(69)
Transaction costs and other (2)				(25)
Amortization of intangible assets				(48)
Interest expense				(69)
Net foreign exchange gains (losses)				32
Income (loss) before income taxes and income (loss) from operating affiliates				2,487
Income tax (expense) benefit				(198)
Income (loss) from operating affiliates				100
Net income (loss) available to Arch				2,389
Preferred dividends				(20)
Net income (loss) available to Arch common shareholders				$2,369

Underwriting Ratios
Loss ratio	58.1%	54.8%	(5.8)%	50.9%
Acquisition expense ratio	19.2%	19.6%	0.1%	17.7%
Other operating expense ratio	16.0%	4.0%	16.7%	10.1%
Combined ratio	93.3%	78.4%	11.0%	78.7%

Net premiums written to gross premiums written	73.3%	65.7%	81.2%	69.5%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Gross premiums written	$2,681	$2,645	$2,484	$2,341	$2,102	$5,326	$4,228
Premiums ceded	(645)	(712)	(530)	(521)	(544)	(1,357)	(1,128)
Net premiums written	2,036	1,933	1,954	1,820	1,558	3,969	3,100
Change in unearned premiums	(67)	(73)	(21)	(55)	(80)	(140)	(171)
Net premiums earned	1,969	1,860	1,933	1,765	1,478	3,829	2,929
Other underwriting income (1)	13	3	—	—	—	16	—
Losses and loss adjustment expenses	(1,178)	(1,228)	(1,281)	(1,087)	(848)	(2,406)	(1,702)
Acquisition expenses	(387)	(343)	(345)	(308)	(288)	(730)	(564)
Other operating expenses	(288)	(294)	(277)	(250)	(233)	(582)	(468)
Underwriting income (loss)	$129	$(2)	$30	$120	$109	$127	$195

Underwriting Ratios
Loss ratio	59.8%	66.0%	66.3%	61.6%	57.3%	62.8%	58.1%
Acquisition expense ratio	19.6%	18.5%	17.9%	17.4%	19.5%	19.1%	19.2%
Other operating expense ratio (2)	14.0%	15.6%	14.3%	14.1%	15.8%	14.8%	16.0%
Combined ratio	93.4%	100.1%	98.5%	93.1%	92.6%	96.7%	93.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.9%	9.5%	8.3%	4.9%	2.0%	6.1%	1.9%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.1)%	(0.5)%	(0.1)%	(0.7)%	(0.2)%	(0.3)%	(0.3)%
Combined ratio excluding catastrophic activity and prior year development (3)	90.6%	91.1%	90.3%	88.9%	90.8%	90.9%	91.7%

Net premiums written to gross premiums written	75.9%	73.1%	78.7%	77.7%	74.1%	74.5%	73.3%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2025		2025		2024		2024		2024		2025		2024
Net Premiums Written by Line of Business
North America
Property and short-tail specialty	$369	18.1%	$348	18.0%	$364	18.6%	$296	16.3%	$276	17.7%	$717	18.1%	$560	18.1%
Other liability - occurrence	366	18.0%	330	17.1%	342	17.5%	253	13.9%	224	14.4%	696	17.5%	407	13.1%
Other liability - claims made	206	10.1%	149	7.7%	215	11.0%	228	12.5%	215	13.8%	355	8.9%	415	13.4%
Commercial multi-peril	205	10.1%	198	10.2%	195	10.0%	163	9.0%	62	4.0%	403	10.2%	103	3.3%
Commercial automobile	165	8.1%	161	8.3%	116	5.9%	134	7.4%	123	7.9%	326	8.2%	235	7.6%
Workers compensation	130	6.4%	153	7.9%	153	7.8%	147	8.1%	112	7.2%	283	7.1%	255	8.2%
Other	89	4.4%	76	3.9%	63	3.2%	81	4.5%	75	4.8%	165	4.2%	144	4.6%
Total North America	$1,530	75.1%	$1,415	73.2%	$1,448	74.1%	$1,302	71.5%	$1,087	69.8%	$2,945	74.2%	$2,119	68.4%

International
Property and short-tail specialty	$278	13.7%	$267	13.8%	$260	13.3%	$277	15.2%	$260	16.7%	$545	13.7%	$528	17.0%
Casualty and other	228	11.2%	251	13.0%	246	12.6%	241	13.2%	211	13.5%	479	12.1%	453	14.6%
Total International	$506	24.9%	$518	26.8%	$506	25.9%	$518	28.5%	$471	30.2%	$1,024	25.8%	$981	31.6%
Total	$2,036	100.0%	$1,933	100.0%	$1,954	100.0%	$1,820	100.0%	$1,558	100.0%	$3,969	100.0%	$3,100	100.0%

Net Premiums Earned by Line of Business
North America
Property and short-tail specialty	$363	18.4%	$333	17.9%	$332	17.2%	$306	17.3%	$264	17.9%	$696	18.2%	$527	18.0%
Other liability - occurrence	338	17.2%	329	17.7%	327	16.9%	265	15.0%	175	11.8%	667	17.4%	350	11.9%
Other liability - claims made	186	9.4%	192	10.3%	210	10.9%	213	12.1%	208	14.1%	378	9.9%	420	14.3%
Commercial multi-peril	203	10.3%	201	10.8%	189	9.8%	146	8.3%	57	3.9%	404	10.6%	100	3.4%
Commercial automobile	147	7.5%	145	7.8%	130	6.7%	122	6.9%	106	7.2%	292	7.6%	207	7.1%
Workers compensation	147	7.5%	131	7.0%	155	8.0%	135	7.6%	132	8.9%	278	7.3%	259	8.8%
Other	71	3.6%	72	3.9%	74	3.8%	79	4.5%	75	5.1%	143	3.7%	156	5.3%
Total North America	$1,455	73.9%	$1,403	75.4%	$1,417	73.3%	$1,266	71.7%	$1,017	68.8%	$2,858	74.6%	$2,019	68.9%

International
Property and short-tail specialty	$272	13.8%	$236	12.7%	$288	14.9%	$276	15.6%	$248	16.8%	$508	13.3%	$486	16.6%
Casualty and other	242	12.3%	221	11.9%	228	11.8%	223	12.6%	213	14.4%	463	12.1%	424	14.5%
Total International	$514	26.1%	$457	24.6%	$516	26.7%	$499	28.3%	$461	31.2%	$971	25.4%	$910	31.1%
Total	$1,969	100.0%	$1,860	100.0%	$1,933	100.0%	$1,765	100.0%	$1,478	100.0%	$3,829	100.0%	$2,929	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Gross premiums written	$3,196	$3,494	$1,941	$2,763	$2,941	$6,690	$6,408
Premiums ceded	(1,137)	(1,178)	(353)	(818)	(994)	(2,315)	(2,195)
Net premiums written	2,059	2,316	1,588	1,945	1,947	4,375	4,213
Change in unearned premiums	28	(288)	316	(53)	(167)	(260)	(767)
Net premiums earned	2,087	2,028	1,904	1,892	1,780	4,115	3,446
Other underwriting income (1)	46	39	4	2	1	85	3
Losses and loss adjustment expenses	(1,128)	(1,356)	(1,121)	(1,317)	(1,006)	(2,484)	(1,889)
Acquisition expenses	(436)	(417)	(382)	(374)	(345)	(853)	(676)
Other operating expenses	(118)	(127)	(77)	(54)	(64)	(245)	(139)
Underwriting income (loss)	$451	$167	$328	$149	$366	$618	$745

Underwriting Ratios
Loss ratio	54.1%	66.9%	58.9%	69.6%	56.5%	60.4%	54.8%
Acquisition expense ratio	20.9%	20.6%	20.0%	19.8%	19.4%	20.7%	19.6%
Other operating expense ratio (2)	3.5%	4.3%	4.1%	2.9%	3.6%	3.9%	4.0%
Combined ratio	78.5%	91.8%	83.0%	92.3%	79.5%	85.0%	78.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	4.6%	18.3%	12.2%	19.3%	9.4%	11.3%	5.7%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.3)%	(4.5)%	(4.0)%	(1.9)%	(1.8)%	(3.9)%	(2.1)%
Combined ratio excluding catastrophic activity and prior year development (3)	77.2%	78.0%	74.8%	74.9%	71.9%	77.6%	74.8%

Net premiums written to gross premiums written	64.4%	66.3%	81.8%	70.4%	66.2%	65.4%	65.7%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2025		2025		2024		2024		2024		2025		2024
Net Premiums Written by Line of Business
Specialty	$729	35.4%	$594	25.6%	$701	44.1%	$769	39.5%	$539	27.7%	$1,323	30.2%	$1,379	32.7%
Property catastrophe	484	23.5%	477	20.6%	84	5.3%	52	2.7%	472	24.2%	961	22.0%	822	19.5%
Property excluding property catastrophe	430	20.9%	581	25.1%	441	27.8%	671	34.5%	585	30.0%	1,011	23.1%	1,152	27.3%
Casualty	308	15.0%	499	21.5%	279	17.6%	339	17.4%	261	13.4%	807	18.4%	604	14.3%
Marine and aviation	68	3.3%	121	5.2%	43	2.7%	69	3.5%	59	3.0%	189	4.3%	188	4.5%
Other	40	1.9%	44	1.9%	40	2.5%	45	2.3%	31	1.6%	84	1.9%	68	1.6%
Total	$2,059	100.0%	$2,316	100.0%	$1,588	100.0%	$1,945	100.0%	$1,947	100.0%	$4,375	100.0%	$4,213	100.0%

Net Premiums Earned by Line of Business
Specialty	$760	36.4%	$727	35.8%	$685	36.0%	$688	36.4%	$659	37.0%	$1,487	36.1%	$1,246	36.2%
Property catastrophe	260	12.5%	306	15.1%	223	11.7%	256	13.5%	246	13.8%	566	13.8%	480	13.9%
Property excluding property catastrophe	587	28.1%	548	27.0%	602	31.6%	540	28.5%	520	29.2%	1,135	27.6%	1,006	29.2%
Casualty	355	17.0%	325	16.0%	290	15.2%	282	14.9%	269	15.1%	680	16.5%	516	15.0%
Marine and aviation	82	3.9%	80	3.9%	62	3.3%	80	4.2%	60	3.4%	162	3.9%	134	3.9%
Other	43	2.1%	42	2.1%	42	2.2%	46	2.4%	26	1.5%	85	2.1%	64	1.9%
Total	$2,087	100.0%	$2,028	100.0%	$1,904	100.0%	$1,892	100.0%	$1,780	100.0%	$4,115	100.0%	$3,446	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$1,060	51.5%	$1,154	49.8%	$672	42.3%	$671	34.5%	$1,043	53.6%	$2,214	50.6%	$2,082	49.4%
United States	447	21.7%	477	20.6%	478	30.1%	744	38.3%	429	22.0%	924	21.1%	913	21.7%
Europe and other	552	26.8%	685	29.6%	438	27.6%	530	27.2%	475	24.4%	1,237	28.3%	1,218	28.9%
Total	$2,059	100.0%	$2,316	100.0%	$1,588	100.0%	$1,945	100.0%	$1,947	100.0%	$4,375	100.0%	$4,213	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Gross premiums written	$323	$326	$331	$339	$340	$649	$681
Premiums ceded	(70)	(60)	(54)	(57)	(64)	(130)	(128)
Net premiums written	253	266	277	282	276	519	553
Change in unearned premiums	28	34	29	31	31	62	59
Net premiums earned	281	300	306	313	307	581	612
Other underwriting income (1)	3	11	2	3	2	14	12
Losses and loss adjustment expenses	3	(3)	18	1	27	—	36
Acquisition expenses	(1)	(4)	(3)	1	—	(5)	—
Other operating expenses	(48)	(52)	(56)	(49)	(49)	(100)	(102)
Underwriting income	$238	$252	$267	$269	$287	$490	$558

Underwriting Ratios
Loss ratio	(1.2)%	1.1%	(5.9)%	(0.4)%	(8.6)%	—%	(5.8)%
Acquisition expense ratio	0.4%	1.3%	1.0%	(0.4)%	0.1%	0.9%	0.1%
Other operating expense ratio (2)	16.0%	13.7%	18.3%	15.6%	15.9%	14.9%	16.7%
Combined ratio	15.2%	16.1%	13.4%	14.8%	7.4%	15.8%	11.0%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(24.1)%	(21.8)%	(22.3)%	(22.8)%	(29.0)%	(22.9)%	(27.4)%
Combined ratio excluding prior year development (3)	39.3%	37.9%	35.7%	37.6%	36.4%	38.7%	38.4%

Net premiums written to gross premiums written	78.3%	81.6%	83.7%	83.2%	81.2%	80.0%	81.2%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)    See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2025		2025		2024		2024		2024		2025		2024
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$184	72.7%	$203	76.3%	$208	75.1%	$209	74.1%	$201	72.8%	$387	74.6%	$403	72.9%
U.S. credit risk transfer (CRT) and other	51	20.2%	50	18.8%	51	18.4%	54	19.1%	51	18.5%	101	19.5%	107	19.3%
International mortgage insurance/reinsurance	18	7.1%	13	4.9%	18	6.5%	19	6.7%	24	8.7%	31	6.0%	43	7.8%
Total	$253	100.0%	$266	100.0%	$277	100.0%	$282	100.0%	$276	100.0%	$519	100.0%	$553	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$188	66.9%	$209	69.7%	$215	70.3%	$215	68.7%	$209	68.1%	$397	68.3%	$415	67.8%
U.S. credit risk transfer (CRT) and other	51	18.1%	50	16.7%	51	16.7%	55	17.6%	51	16.6%	101	17.4%	107	17.5%
International mortgage insurance/reinsurance	42	14.9%	41	13.7%	40	13.1%	43	13.7%	47	15.3%	83	14.3%	90	14.7%
Total	$281	100.0%	$300	100.0%	$306	100.0%	$313	100.0%	$307	100.0%	$581	100.0%	$612	100.0%

Net Premiums Written by Underwriting Location
United States	$184	72.7%	$203	76.3%	$208	75.1%	$210	74.5%	$202	73.2%	$387	74.6%	$405	73.2%
Other	69	27.3%	63	23.7%	69	24.9%	72	25.5%	74	26.8%	132	25.4%	148	26.8%
Total	$253	100.0%	$266	100.0%	$277	100.0%	$282	100.0%	$276	100.0%	$519	100.0%	$553	100.0%

(U.S. Dollars in millions)
	June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$286,410	57.7%	$287,768	58.2%	$290,435	58.0%	$292,313	57.2%	$292,512	57.0%
U.S. credit risk transfer (CRT) and other	145,883	29.4%	144,517	29.2%	145,892	29.1%	148,417	29.0%	151,437	29.5%
International mortgage insurance/reinsurance	64,374	13.0%	62,487	12.6%	64,822	12.9%	70,380	13.8%	68,986	13.4%
Total	$496,667	100.0%	$494,772	100.0%	$501,149	100.0%	$511,110	100.0%	$512,935	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$74,948	85.1%	$75,300	85.5%	$76,034	85.3%	$76,448	84.6%	$76,351	84.6%
U.S. credit risk transfer and other	5,892	6.7%	5,842	6.6%	5,876	6.6%	6,011	6.7%	6,206	6.9%
International mortgage insurance/reinsurance	7,221	8.2%	6,896	7.8%	7,215	8.1%	7,887	8.7%	7,666	8.5%
Total	$88,061	100.0%	$88,038	100.0%	$89,125	100.0%	$90,346	100.0%	$90,223	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024
Total RIF by credit quality (FICO score):
>=740	$47,261	63.1%	$47,130	62.6%	$47,360	62.3%	$47,414	62.0%	$47,190	61.8%
680-739	23,880	31.9%	24,274	32.2%	24,688	32.5%	24,974	32.7%	25,053	32.8%
620-679	3,479	4.6%	3,558	4.7%	3,638	4.8%	3,701	4.8%	3,735	4.9%
<620	328	0.4%	338	0.4%	348	0.5%	359	0.5%	373	0.5%
Total	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%	$76,448	100.0%	$76,351	100.0%
Weighted average FICO score	749		748		748		748		747
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,361	9.8%	$7,383	9.8%	$7,420	9.8%	$7,415	9.7%	$7,384	9.7%
90.01% to 95.00%	44,711	59.7%	44,901	59.6%	45,311	59.6%	45,509	59.5%	45,331	59.4%
85.01% to 90.00%	20,293	27.1%	20,420	27.1%	20,637	27.1%	20,746	27.1%	20,668	27.1%
85.00% and below	2,583	3.4%	2,596	3.4%	2,666	3.5%	2,778	3.6%	2,968	3.9%
Total	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%	$76,448	100.0%	$76,351	100.0%
Weighted average LTV	93.2%		93.2%		93.2%		93.1%		93.1%
Total RIF by State:
California	$5,894	7.9%	$5,909	7.8%	$5,989	7.9%	$6,052	7.9%	$6,110	8.0%
Texas	5,432	7.2%	5,506	7.3%	5,613	7.4%	5,699	7.5%	5,803	7.6%
North Carolina	3,347	4.5%	3,340	4.4%	3,355	4.4%	3,353	4.4%	3,320	4.3%
Minnesota	3,147	4.2%	3,085	4.1%	3,108	4.1%	3,111	4.1%	3,110	4.1%
Georgia	3,063	4.1%	3,104	4.1%	3,143	4.1%	3,145	4.1%	3,099	4.1%
Illinois	3,033	4.0%	3,025	4.0%	3,056	4.0%	3,085	4.0%	3,086	4.0%
Massachusetts	2,841	3.8%	2,853	3.8%	2,885	3.8%	2,896	3.8%	2,891	3.8%
Michigan	2,816	3.8%	2,838	3.8%	2,855	3.8%	2,876	3.8%	2,852	3.7%
Florida	2,714	3.6%	2,758	3.7%	2,824	3.7%	2,880	3.8%	2,943	3.9%
Ohio	2,702	3.6%	2,701	3.6%	2,716	3.6%	2,717	3.6%	2,668	3.5%
Other	39,959	53.3%	40,181	53.4%	40,490	53.3%	40,634	53.2%	40,469	53.0%
Total	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%	$76,448	100.0%	$76,351	100.0%
Weighted average coverage (end of period RIF divided by IIF)	26.2%		26.2%		26.2%		26.2%		26.1%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$60,436		$60,226		$60,085		$60,421		$58,920
Analysts’ persistency (2)	81.9%		81.9%		82.1%		82.9%		83.3%
Risk-to-capital ratio -- Arch MI U.S. (3)	8.3:1		7.8:1		7.8:1		7.3:1		7.4:1
PMIER sufficiency ratio -- Arch MI U.S. (4)	168%		186%		186%		205%		196%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for June 30, 2025).
(4) On August 21, 2024, Fannie Mae and Freddie Mac (collectively the GSEs) each updated their Private Mortgage Insurer Eligibility Requirements (PMIERs) to incorporate new deductions to available assets for investment risk. This update became effective on March 31, 2025; but the impact will be phased in through September 30, 2026. If the GSEs had fully implemented this update to PMIERs as of June 30, 2025, the changes would have reduced the available assets by 17% and resulted in a pro-forma PMIERs Sufficiency Ratio of 147%.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024
Total new insurance written (NIW) (1)	$12,254		$9,190		$11,818		$13,526		$13,799

Total NIW by credit quality (FICO score):
>=740	$9,411	76.8%	$6,835	74.4%	$8,495	71.9%	$9,438	69.8%	$9,726	70.5%
680-739	2,527	20.6%	2,103	22.9%	2,920	24.7%	3,584	26.5%	3,641	26.4%
620-679	313	2.6%	249	2.7%	401	3.4%	502	3.7%	430	3.1%
<620	3	0.0%	3	0.0%	2	0.0%	2	0.0%	2	0.0%
Total	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%

Total NIW by LTV:
95.01% and above	$814	6.6%	$756	8.2%	$919	7.8%	$1,089	8.1%	$1,014	7.3%
90.01% to 95.00%	5,632	46.0%	4,374	47.6%	5,743	48.6%	6,620	48.9%	7,234	52.4%
85.01% to 90.00%	3,945	32.2%	2,920	31.8%	3,771	31.9%	4,293	31.7%	4,047	29.3%
85.00% and below	1,863	15.2%	1,140	12.4%	1,385	11.7%	1,524	11.3%	1,504	10.9%
Total	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%

Total NIW monthly vs. single:
Monthly	$11,779	96.1%	$8,497	92.5%	$11,328	95.9%	$12,581	93.0%	$12,764	92.5%
Single	475	3.9%	693	7.5%	490	4.1%	945	7.0%	1,035	7.5%
Total	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%

Total NIW purchase vs. refinance:
Purchase	$11,633	94.9%	$8,795	95.7%	$11,020	93.2%	$13,177	97.4%	$13,588	98.5%
Refinance	621	5.1%	395	4.3%	798	6.8%	349	2.6%	211	1.5%
Total	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%

Ending number of policies in force (PIF) (2)	1,073,477		1,085,927		1,100,653		1,114,251		1,123,698

Rollforward of insured loans in default:
Beginning delinquent number of loans	21,299		22,982		21,878		20,422		18,269
Plus: new notices	10,856		11,529		12,738		12,613		10,063
Less: cures	(11,085)		(12,920)		(11,264)		(10,819)		(10,170)
Less: paid claims	(308)		(292)		(370)		(338)		(265)
Plus: acquired delinquent loans	—		—		—		—		2,525
Ending delinquent number of loans (2)	20,762		21,299		22,982		21,878		20,422

Ending percentage of loans in default (2)	1.93%		1.96%		2.09%		1.96%		1.82%

Losses:
Number of claims paid	308		292		370		338		265
Total paid claims (in thousands)	$12,703		$11,950		$12,679		$12,874		$7,557
Average paid per claim (in thousands)	$41.2		$40.9		$34.3		$38.1		$28.5
Severity (3)	75.3%		76.8%		77.7%		71.9%		56.6%

Average case reserve per default (in thousands)	$16.8		$16.7		$15.3		$15.9		$17.1
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total direct first lien paid claims divided by RIF of loans for which claims were paid, excluding paid claim settlements.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	June 30, 2025						December 31, 2024
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2015 and prior	30.3%	$17,041	5.9%	$4,340	5.8%	5.32%	36.1%	$18,329	6.3%	$4,670	6.1%	5.85%
2016	2.7%	3,809	1.3%	959	1.3%	3.38%	3.4%	5,240	1.8%	1,371	1.8%	3.23%
2017	4.3%	4,862	1.7%	1,298	1.7%	3.29%	4.7%	5,554	1.9%	1,489	2.0%	3.52%
2018	6.4%	6,407	2.2%	1,668	2.2%	3.91%	7.0%	7,081	2.4%	1,843	2.4%	4.31%
2019	7.5%	11,687	4.1%	3,066	4.1%	2.71%	7.6%	12,919	4.4%	3,386	4.5%	2.85%
2020	11.5%	35,321	12.3%	9,636	12.9%	1.48%	10.9%	39,426	13.6%	10,718	14.1%	1.52%
2021	15.4%	55,848	19.5%	15,137	20.2%	1.50%	14.2%	62,382	21.5%	16,620	21.9%	1.52%
2022	13.2%	53,320	18.6%	14,173	18.9%	1.55%	10.8%	57,175	19.7%	15,113	19.9%	1.51%
2023	6.0%	34,418	12.0%	8,867	11.8%	1.27%	4.4%	36,827	12.7%	9,479	12.5%	1.12%
2024	2.8%	42,851	15.0%	10,700	14.3%	0.59%	0.9%	45,502	15.7%	11,345	14.9%	0.30%
2025	0.1%	20,846	7.3%	5,104	6.8%	0.05%
Total	100.0%	$286,410	100.0%	$74,948	100.0%	1.93%	100.0%	$290,435	100.0%	$76,034	100.0%	2.09%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $323.7 million at June 30, 2025, compared to $332.6 million at December 31, 2024.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Gross premiums written	$6,196	$6,463	$4,756	$5,440	$5,382	$12,659	$11,315
Premiums ceded	(1,848)	(1,948)	(937)	(1,393)	(1,601)	(3,796)	(3,449)
Net premiums written	4,348	4,515	3,819	4,047	3,781	8,863	7,866
Change in unearned premiums	(11)	(327)	324	(77)	(216)	(338)	(879)
Net premiums earned	4,337	4,188	4,143	3,970	3,565	8,525	6,987
Other underwriting income	62	53	6	5	3	115	15
Losses and loss adjustment expenses	(2,303)	(2,587)	(2,384)	(2,403)	(1,827)	(4,890)	(3,555)
Acquisition expenses	(824)	(764)	(730)	(681)	(633)	(1,588)	(1,240)
Other operating expenses	(454)	(473)	(410)	(353)	(346)	(927)	(709)
Underwriting income (loss) (1)	$818	$417	$625	$538	$762	$1,235	$1,498

Underwriting Ratios
Loss ratio	53.1%	61.8%	57.5%	60.5%	51.2%	57.4%	50.9%
Acquisition expense ratio	19.0%	18.3%	17.6%	17.2%	17.8%	18.6%	17.8%
Other operating expense ratio	9.1%	10.0%	9.9%	8.9%	9.7%	9.5%	10.1%
Combined ratio	81.2%	90.1%	85.0%	86.6%	78.7%	85.5%	78.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	3.5%	13.1%	9.5%	11.3%	5.5%	8.2%	3.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.2)%	(4.0)%	(3.5)%	(3.0)%	(3.5)%	(3.6)%	(3.6)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.9%	81.0%	79.0%	78.3%	76.7%	80.9%	78.8%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,744	$1,761	$1,554	$1,329	$1,120	$3,505	$2,190
Change in unpaid losses and loss adjustment expenses	559	826	830	1,074	707	1,385	1,365
Total losses and loss adjustment expenses	$2,303	$2,587	$2,384	$2,403	$1,827	$4,890	$3,555

Net premiums written to gross premiums written	70.2%	69.9%	80.3%	74.4%	70.3%	70.0%	69.5%

(1)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(2)	$(10)	$(2)	$(12)	$(4)	$(12)	$(11)
Reinsurance	(69)	(92)	(76)	(36)	(31)	(161)	(72)
Mortgage	(68)	(65)	(68)	(71)	(89)	(133)	(167)
Total	$(139)	$(167)	$(146)	$(119)	$(124)	$(306)	$(250)
Impact on losses and loss adjustment expenses:
Insurance	$(8)	$(17)	$(6)	$(16)	$(5)	$(25)	$(15)
Reinsurance	(81)	(119)	(73)	(41)	(34)	(200)	(74)
Mortgage	(64)	(61)	(62)	(64)	(82)	(125)	(156)
Total	$(153)	$(197)	$(141)	$(121)	$(121)	$(350)	$(245)
Impact on acquisition expenses:
Insurance	$6	$7	$4	$4	$1	$13	$4
Reinsurance	12	27	(3)	5	3	39	2
Mortgage	(4)	(4)	(6)	(7)	(7)	(8)	(11)
Total	$14	$30	$(5)	$2	$(3)	$44	$(5)
Impact on combined ratio:
Insurance	(0.1)%	(0.5)%	(0.1)%	(0.7)%	(0.2)%	(0.3)%	(0.3)%
Reinsurance	(3.3)%	(4.5)%	(4.0)%	(1.9)%	(1.8)%	(3.9)%	(2.1)%
Mortgage	(24.1)%	(21.8)%	(22.3)%	(22.8)%	(29.0)%	(22.9)%	(27.4)%
Total	(3.2)%	(4.0)%	(3.5)%	(3.0)%	(3.5)%	(3.6)%	(3.6)%
Impact on loss ratio:
Insurance	(0.4)%	(0.9)%	(0.3)%	(0.9)%	(0.3)%	(0.6)%	(0.5)%
Reinsurance	(3.9)%	(5.9)%	(3.8)%	(2.2)%	(1.9)%	(4.9)%	(2.2)%
Mortgage	(22.8)%	(20.4)%	(20.2)%	(20.5)%	(26.9)%	(21.6)%	(25.6)%
Total	(3.5)%	(4.7)%	(3.4)%	(3.1)%	(3.4)%	(4.1)%	(3.5)%
Impact on acquisition expense ratio:
Insurance	0.3%	0.4%	0.2%	0.2%	0.1%	0.3%	0.2%
Reinsurance	0.6%	1.4%	(0.2)%	0.3%	0.1%	1.0%	0.1%
Mortgage	(1.3)%	(1.4)%	(2.1)%	(2.3)%	(2.1)%	(1.3)%	(1.8)%
Total	0.3%	0.7%	(0.1)%	0.1%	(0.1)%	0.5%	(0.1)%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$58	$177	$161	$86	$30	$235	$57
Reinsurance	96	370	232	364	166	466	197
Total	$154	$547	$393	$450	$196	$701	$254
Impact on combined ratio:
Insurance	2.9%	9.5%	8.3%	4.9%	2.0%	6.1%	1.9%
Reinsurance	4.6%	18.3%	12.2%	19.3%	9.4%	11.3%	5.7%
Total	3.5%	13.1%	9.5%	11.3%	5.5%	8.2%	3.6%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance and reinsurance segments generally include (i) North American events with a Property Claim Services ("PCS") code and (ii) named catastrophic events outside of North America. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2025		2025		2024		2024		2024
Investable assets:
Fixed maturities available for sale, at fair value	$30,332	67.5%	$28,798	66.9%	$27,035	65.3%	$28,434	66.5%	$25,202	66.7%
Fixed maturities—fair value option (1)	1,009	2.2%	913	2.1%	854	2.1%	1,097	2.6%	973	2.6%
Total fixed maturities	31,341	69.7%	29,711	69.0%	27,889	67.4%	29,531	69.1%	26,175	69.2%

Equity securities, at fair value	1,715	3.8%	1,618	3.8%	1,675	4.0%	1,623	3.8%	1,397	3.7%
Equity securities—fair value option (1)	5	0.0%	5	0.0%	7	0.0%	7	0.0%	7	0.0%
Total equity securities	1,720	3.8%	1,623	3.8%	1,682	4.1%	1,630	3.8%	1,404	3.7%

Other investments—fair value option (1)	1,810	4.0%	1,866	4.3%	2,135	5.2%	2,096	4.9%	2,189	5.8%

Investments accounted for using the equity method (2)	6,566	14.6%	6,340	14.7%	5,980	14.4%	5,244	12.3%	4,983	13.2%

Short-term investments available for sale, at fair value	2,788	6.2%	2,477	5.8%	2,784	6.7%	3,341	7.8%	2,297	6.1%
Short-term investments—fair value option (1)	68	0.2%	104	0.2%	70	0.2%	61	0.1%	37	0.1%
Total short-term investments	2,856	6.4%	2,581	6.0%	2,854	6.9%	3,402	8.0%	2,334	6.2%

Cash	983	2.2%	1,187	2.8%	979	2.4%	1,025	2.4%	1,020	2.7%

Securities transactions entered into but not settled at the balance sheet date	(338)	(0.8)%	(254)	(0.6)%	(131)	(0.3)%	(177)	(0.4)%	(294)	(0.8)%
Total investable assets held by the Company	$44,938	100.0%	$43,054	100.0%	$41,388	100.0%	$42,751	100.0%	$37,811	100.0%

Average effective duration of fixed maturities (in years) (3)	3.48		3.32		3.31		3.14		3.32
Average S&P/Moody’s credit ratings (4)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investments accounted for using the equity method are recorded as “equity in net income of investments accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)     During the 2024 fourth quarter, the Company changed its presentation from a total portfolio duration to a duration on fixed maturities and short-term investments.
(4)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Composition of pre-tax net investment income:
Fixed maturities	$360	$342	$340	$340	$306	$702	$586
Short-term investments	24	26	42	38	35	50	64
Equity securities (dividends)	10	11	13	9	10	21	18
Other (1)	35	28	33	35	35	63	68
Gross investment income	429	407	428	422	386	836	736
Investment expenses	(24)	(29)	(23)	(23)	(22)	(53)	(45)
Pre-tax net investment income	$405	$378	$405	$399	$364	$783	$691
Per share	$1.07	$0.99	$1.06	$1.04	$0.95	$2.06	$1.81

Pre-tax equity in net income of investments accounted for using the equity method	162	53	143	171	167	215	266
Per share	$0.43	$0.14	$0.37	$0.45	$0.44	$0.56	$0.70

Investment income yield, at amortized cost (2):
Pre-tax	4.25%	4.16%	4.32%	4.40%	4.39%	4.19%	4.36%
After-tax	3.43%	3.35%	3.83%	3.88%	3.87%	3.38%	3.83%

Total return on investments (3)	3.09%	2.02%	(1.05)%	3.97%	1.33%	5.17%	2.14%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At June 30, 2025
Corporates	$15,417	$273	$(218)	$55	$(16)	$15,378	100.3%	49.2%
U.S. government and government agencies	6,591	38	(48)	(10)	—	6,601	99.8%	21.0%
Non-U.S. government securities	3,164	82	(70)	12	(2)	3,154	100.3%	10.1%
Asset-backed securities	2,770	18	(20)	(2)	(10)	2,782	99.6%	8.8%
Residential mortgage-backed securities	2,386	24	(24)	—	—	2,386	100.0%	7.6%
Commercial mortgage-backed securities	838	7	(7)	—	—	838	100.0%	2.7%
Municipal bonds	175	—	(7)	(7)	—	182	96.2%	0.6%
Total	$31,341	$442	$(394)	$48	$(28)	$31,321	100.1%	100.0%

At December 31, 2024
Corporates	$13,319	$110	$(346)	$(236)	$(12)	$13,567	98.2%	47.8%
U.S. government and government agencies	6,724	8	(149)	(141)	—	6,865	97.9%	24.1%
Non-U.S. government securities	2,546	30	(107)	(77)	(1)	2,624	97.0%	9.1%
Asset-backed securities	2,900	19	(32)	(13)	(8)	2,921	99.3%	10.4%
Residential mortgage-backed securities	1,079	6	(31)	(25)	—	1,104	97.7%	3.9%
Commercial mortgage-backed securities	1,058	6	(11)	(5)	(1)	1,064	99.4%	3.8%
Municipal bonds	263	—	(16)	(16)	—	279	94.3%	0.9%
Total	$27,889	$179	$(692)	$(513)	$(22)	$28,424	98.1%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2025		2025		2024		2024		2024
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$8,355	26.7%	$7,827	26.3%	$7,498	26.9%	$6,725	22.8%	$6,041	23.1%
AAA	4,745	15.1%	4,698	15.8%	4,330	15.5%	4,876	16.5%	4,599	17.6%
AA	2,491	7.9%	2,287	7.7%	2,285	8.2%	2,552	8.6%	2,507	9.6%
A	6,645	21.2%	5,931	20.0%	5,138	18.4%	5,664	19.2%	4,854	18.5%
BBB	6,673	21.3%	6,625	22.3%	6,467	23.2%	7,361	24.9%	6,144	23.5%
BB	1,110	3.5%	1,051	3.5%	978	3.5%	1,097	3.7%	979	3.7%
B	657	2.1%	605	2.0%	458	1.6%	534	1.8%	521	2.0%
Lower than B	30	0.1%	26	0.1%	28	0.1%	37	0.1%	29	0.1%
Not rated	635	2.0%	661	2.2%	707	2.5%	685	2.3%	501	1.9%
Total fixed maturities, at fair value	$31,341	100.0%	$29,711	100.0%	$27,889	100.0%	$29,531	100.0%	$26,175	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$518	1.7%	$533	1.8%	$486	1.7%	$506	1.7%	$672	2.6%
Due after one year through five years	17,632	56.3%	16,570	55.8%	15,880	56.9%	16,255	55.0%	14,036	53.6%
Due after five years through ten years	6,350	20.3%	6,179	20.8%	5,993	21.5%	6,760	22.9%	5,852	22.4%
Due after 10 years	847	2.7%	656	2.2%	493	1.8%	562	1.9%	469	1.8%
	25,347	80.9%	23,938	80.6%	22,852	81.9%	24,083	81.6%	21,029	80.3%
Residential mortgage-backed securities	2,386	7.6%	1,755	5.9%	1,079	3.9%	1,313	4.4%	1,186	4.5%
Commercial mortgage-backed securities	838	2.7%	931	3.1%	1,058	3.8%	1,146	3.9%	1,160	4.4%
Asset-backed securities	2,770	8.8%	3,087	10.4%	2,900	10.4%	2,989	10.1%	2,800	10.7%
Total fixed maturities, at fair value	$31,341	100.0%	$29,711	100.0%	$27,889	100.0%	$29,531	100.0%	$26,175	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2025		2025		2024		2024		2024
Sector:
Industrials	$7,974	51.7%	$7,157	49.1%	$6,673	50.1%	$8,145	54.0%	$6,886	53.0%
Financials	5,939	38.5%	5,881	40.3%	5,207	39.1%	5,208	34.5%	4,573	35.2%
Utilities	1,201	7.8%	1,039	7.1%	951	7.1%	1,237	8.2%	1,135	8.7%
All other (1)	303	2.0%	512	3.5%	488	3.7%	491	3.3%	401	3.1%
Total	$15,417	100.0%	$14,589	100.0%	$13,319	100.0%	$15,081	100.0%	$12,995	100.0%

Credit quality distribution (2):
AAA	$180	1.2%	$194	1.3%	$196	1.5%	$241	1.6%	$213	1.6%
AA	953	6.2%	915	6.3%	918	6.9%	1,002	6.6%	1,061	8.2%
A	5,712	37.1%	5,092	34.9%	4,248	31.9%	4,771	31.6%	4,092	31.5%
BBB	6,392	41.5%	6,308	43.2%	6,119	45.9%	7,022	46.6%	5,819	44.8%
BB	1,054	6.8%	1,001	6.9%	900	6.8%	1,019	6.8%	909	7.0%
B	652	4.2%	604	4.1%	454	3.4%	529	3.5%	516	4.0%
Lower than B	30	0.2%	26	0.2%	28	0.2%	37	0.2%	29	0.2%
Not rated	444	2.9%	449	3.1%	456	3.4%	460	3.1%	356	2.7%
Total	$15,417	100.0%	$14,589	100.0%	$13,319	100.0%	$15,081	100.0%	$12,995	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2025:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
JPMorgan Chase & Co.	$417	2.7%	0.9%	A/A1
Morgan Stanley	367	2.4%	0.8%	A/A1
Bank of America Corporation	357	2.3%	0.8%	A-/A1
The Goldman Sachs Group, Inc.	263	1.7%	0.6%	A-/A2
Wells Fargo & Company	261	1.7%	0.6%	BBB+/A1
Citigroup Inc.	214	1.4%	0.5%	A-/A2
Philip Morris International Inc.	206	1.3%	0.5%	A-/A2
The Toronto-Dominion Bank	181	1.2%	0.4%	A-/A2
Blue Owl Capital Inc.	176	1.1%	0.4%	BBB-/Baa3
Deutsche Telekom AG	149	1.0%	0.3%	BBB/Baa2
Total	$2,591	16.8%	5.8%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At June 30, 2025
Residential mortgage-backed securities	$1,759	$626	$1	$—	$—	$—	$2,386
Commercial mortgage-backed securities	6	415	172	45	132	68	838
Asset-backed securities	—	1,426	317	725	125	177	2,770
Total	$1,765	$2,467	$490	$770	$257	$245	$5,994

At December 31, 2024
Residential mortgage-backed securities	$769	$309	$—	$1	$—	$—	$1,079
Commercial mortgage-backed securities	7	556	193	63	147	92	1,058
Asset-backed securities	—	1,432	336	715	184	233	2,900
Total	$776	$2,297	$529	$779	$331	$325	$5,037

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Non-GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investments accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investments accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not include certain income and expense items which are included in corporate. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments. Effective in the 2025 first quarter, the ‘Other operating expense ratio’ includes ‘Other underwriting income.’
Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Net income available to Arch common shareholders	$1,227	$564	$925	$978	$1,259	$1,791	$2,369
Net realized (gains) losses (1)	(229)	(3)	161	(169)	(122)	(232)	(189)
Equity in net (income) of investments accounted for using the equity method	(162)	(53)	(143)	(171)	(167)	(215)	(266)
Net foreign exchange (gains) losses	88	27	(106)	63	(1)	115	(32)
Transaction costs and other	18	10	26	30	18	28	25
Income tax expense (benefit) (2)	37	42	3	31	(6)	79	7
After-tax operating income available to Arch common shareholders	$979	$587	$866	$762	$981	$1,566	$1,914

Diluted per common share results:
Net income available to Arch common shareholders	$3.23	$1.48	$2.42	$2.56	$3.30	$4.70	$6.22
Net realized (gains) losses (1)	(0.60)	(0.01)	0.41	(0.44)	(0.32)	(0.61)	(0.50)
Equity in net (income) of investments accounted for using the equity method	(0.43)	(0.14)	(0.37)	(0.45)	(0.44)	(0.57)	(0.70)
Net foreign exchange (gains) losses	0.23	0.07	(0.28)	0.16	0.00	0.30	(0.09)
Transaction costs and other	0.05	0.03	0.07	0.08	0.05	0.08	0.07
Income tax expense (benefit) (2)	0.10	0.11	0.01	0.08	(0.02)	0.21	0.02
After-tax operating income available to Arch common shareholders	$2.58	$1.54	$2.26	$1.99	$2.57	$4.11	$5.02

Weighted average common shares and common share equivalents outstanding - diluted	379.9	381.9	382.8	382.3	381.6	380.8	380.9

Beginning common shareholders’ equity	$20,715	$19,990	$21,444	$19,835	$18,525	$19,990	$17,523
Ending common shareholders’ equity	22,211	20,715	19,990	21,444	19,835	22,211	19,835
Average common shareholders’ equity	$21,463	$20,353	$20,717	$20,640	$19,180	$21,101	$18,679

Annualized net income return on average common equity	22.9%	11.1%	17.9%	19.0%	26.3%	17.0%	25.4%
Annualized operating return on average common equity	18.2%	11.5%	16.7%	14.8%	20.5%	14.8%	20.5%

(1)    Net realized gains or losses include realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,411	$678	$937	$1,050	$1,321	$2,089	$2,487
Net realized (gains) losses	(229)	(3)	161	(169)	(122)	(232)	(189)
Equity in net (income) of investments accounted for using the equity method	(162)	(53)	(143)	(171)	(167)	(215)	(266)
Net foreign exchange (gains) losses	88	27	(106)	63	—	115	(31)
Transaction costs and other	18	10	26	30	18	28	25
Income (loss) from operating affiliates	40	17	64	36	45	57	100
Pre-tax operating income available to Arch (b)	1,166	676	939	839	1,095	1,842	2,126
Income tax (expense) benefit (a)	(177)	(79)	(63)	(67)	(104)	(256)	(192)
After-tax operating income available to Arch	989	597	876	772	991	1,586	1,934
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
After-tax operating income available to Arch common shareholders	$979	$587	$866	$762	$981	$1,566	$1,914

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	15.2%	11.7%	6.7%	8.0%	9.5%	13.9%	9.0%

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due Nov. 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(22)	(22)	(22)	(23)	(23)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$2,728	$2,728	$2,728	$2,727	$2,727

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	22,211	20,715	19,990	21,444	19,835
Total shareholders’ equity available to Arch	$23,041	$21,545	$20,820	$22,274	$20,665

Total capital available to Arch	$25,769	$24,273	$23,548	$25,001	$23,392

Common shares outstanding, net of treasury shares (b)	375.4	375.6	376.4	376.2	376.0

Book value per common share (3) (a)/(b)	$59.17	$55.15	$53.11	$57.00	$52.75

Leverage ratios:
Senior notes/total capital available to Arch	10.6%	11.2%	11.6%	10.9%	11.7%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	10.6%	11.2%	11.6%	10.9%	11.7%
Preferred/total capital available to Arch	3.2%	3.4%	3.5%	3.3%	3.5%
Debt and preferred/total capital available to Arch	13.8%	14.7%	15.1%	14.2%	15.2%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025
Effect of share repurchases:
Aggregate cost of shares repurchased	$163.2	$196.4	$23.5	$—	$—	$6,252.8
Shares repurchased	1.9	2.2	0.3	—	—	437.9
Average price per share repurchased	$87.94	$88.89	$89.63	$—	$—	$14.28

Remaining share repurchase authorization (1)						$637.1
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions.

33